SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2006

CUBIST PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421
(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code:  (781) 860-8660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05               Amendment to Code of Ethics

On July 25, 2006, the Board of Directors of the registrant, Cubist Pharmaceuticals, Inc., or Cubist, authorized, approved and adopted an amendment to Cubist’s Code of Conduct and Ethics (the “Code”) to: (a) make the reporting of violations or suspected violations of the Code mandatory for all Cubist employees, in addition to the Board of Directors, (b) delete agents and representatives as entities covered by the Code, so that it applies only to Cubist’s Board of Directors, employees,  and consultants; and (c) allow Cubist’s Chief Compliance Officer and Chief Executive Officer to jointly waive provisions of the Code for employees who are not executive officers of Cubist.  A copy of the Code, as amended, has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 14.1, and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibit.

14.1                           Code of Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ Christopher D.T. Guiffre
Christopher D.T. Guiffre
Senior Vice President, General Counsel
and Secretary
Dated: July 31, 2006